Financial News Release

CONTACTS:
Tom Liguori	Annie Leschin
Advanced Energy Industries, Inc.	Advanced Energy Industries, Inc.
970.407.6570	970.407.6555
Tom.liguori@aei.com	ir@aei.com
ADVANCED ENERGY ANNOUNCES FOURTH QUARTER AND FULL YEAR 2016 RESULTS

•	Q4 Revenue increased 55.8% y/y and 6.9% q/q to $135.3 million

•	Q4 GAAP EPS from continuing operations was $1.01

•	Q4 Non-GAAP EPS from continuing operations was $1.06

•	Ended the quarter with $286.7 million in cash and marketable securities

Fort Collins, Colo., January 30, 2017 - Advanced Energy Industries, Inc. (Nasdaq: AEIS) today announced financial results for the fourth quarter and year ended December 31, 2016. The company reported fourth quarter sales of $135.3 million. Fourth quarter GAAP income from continuing operations was $40.4 million, or $1.01 per diluted share. Non-GAAP income from continuing operations was $42.6 million, or $1.06 per diluted share.
“AE had an exceptional 2016. Our powerful model generated impressive results across the board, driving significant profitability,” said Yuval Wasserman, president and CEO of Advanced Energy. “Our Semiconductor and Service revenues reached new highs, more than offsetting the fourth quarter decline in Industrial applications. We continue to expand our presence as a critical enabler by capitalizing on the build-out and expansion of important semiconductor technologies. We enter 2017 with a healthy outlook, a strong balance sheet and a variety of opportunities that we believe will take AE to the next level and move us closer to our new aspirational goals.”
Fourth Quarter Results
Sales were $135.3 million compared with $126.6 million in the third quarter of 2016 and $86.9 million in the fourth quarter of 2015.
GAAP income from continuing operations was $40.4 million or $1.01 per diluted share in the fourth quarter of 2016 compared with $29.0 million or $0.73 per diluted share in the third quarter, and $11.5 million or $0.28 per diluted share in the fourth quarter of 2015.

Non-GAAP income from continuing operations was $42.6 million or $1.06 per diluted share in the fourth quarter of 2016 compared with $30.8 million or $0.77 per diluted share in the third quarter, and $12.9 million or $0.32 per diluted share in the same period last year. A reconciliation of non-GAAP measures is provided in the tables below.
The company generated $44.4 million of operating cash from continuing operations.
Full Year 2016
Sales were $483.7 million compared with $414.8 million in 2015.
GAAP income from continuing operations was $116.9 million or $2.92 per diluted share, compared with $83.5 million or $2.03 per diluted share in 2015.
Non-GAAP income from continuing operations was $124.6 million or $3.11 per diluted share compared with $89.3 million or $2.17 per diluted share in 2015. A reconciliation of non-GAAP measures is provided in the tables below.
The company generated $126.5 million in cash from continuing operations and ended the year with $286.7 million in cash and marketable securities.

Discontinued Operations
The company’s financial statements for all periods presented reflect results for the continuing precision power business, with the discontinued inverter business included in discontinued operations for both the balance sheet and income statement. Further financial detail regarding the amounts related to the discontinued inverter business are available in the company’s 2015 Annual Report on Form 10-K.
First Quarter 2017 Guidance
Based on the company's current view, beliefs and assumptions, guidance for the first quarter of 2017 is within the following ranges:

Q1 2017
Revenues	$141M - $151M
GAAP operating margins from continuing operations	26% - 29%
GAAP EPS from continuing operations	$0.84 - $0.94
Non-GAAP operating margins from continuing operations	29% - 31%
Non-GAAP EPS from continuing operations	$0.90 - $1.00

Fourth Quarter 2016 Conference Call
Management will host a conference call tomorrow morning, Tuesday, January 31, 2017 at 8:30 a.m. Eastern Time to discuss Advanced Energy's financial results. Domestic callers may access this conference call by dialing 855-232-8958. International callers may access the call by dialing 315-625-6980. Participants will need to provide the operator with the Conference ID Number 53480474, which has been reserved for this call. For a replay of this teleconference, please call 855-859-2056 or 404-537-3406 and enter Conference ID Number 53480474. The replay will be available for one week following the conference call. A webcast will also be available on the company’s Investor Relations web page at http://ir.advanced-energy.com.

About Advanced Energy
Advanced Energy (Nasdaq: AEIS) is a global leader in innovative power and control technologies for high-growth, precision power solutions for thin films processes and industrial applications. Advanced Energy is headquartered in Fort Collins, Colorado, with dedicated support and service locations around the world. For more information, go to www.advanced-energy.com.
Non-GAAP Measures
This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock based compensation, amortization of intangible assets and restructuring costs, as well as acquisition related costs and other non-recurring items. For the first quarter ending March 31, 2017 guidance, the company expects stock based compensation of $2.0 million and amortization of intangibles of $1.0 million. The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Advanced Energy believes that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges and other charges which are not part of the company’s usual operations. The company uses these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends and evaluate financial impacts of various scenarios. In addition, management's incentive plans include these non-GAAP measures as criteria for achievements. Additionally, the company believes that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. While some of the excluded items may be incurred and reflected in the company’s GAAP financial results in the foreseeable future, the company believes that the items excluded from certain non-GAAP measures do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred. The use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures. Please refer to the Form 8-K regarding this release furnished today to the Securities and Exchange Commission.
Forward-Looking Statements
The company’s guidance with respect to anticipated financial results for the first quarter ending March 31, 2017, potential future progress towards our new aspirational goals, expectations regarding future market trends and the company’s future performance within specific markets (e.g., statements regarding anticipated semiconductor and industrial market growth) and other statements that are not historical information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) the effects of global macroeconomic conditions upon demand for our products and services; (b) the volatility and cyclicality of the industries the company serves, particularly the semiconductor industry; (c) delays in capital spending by end-users in our served markets; (d) the accuracy of the company’s estimates related to fulfilling solar inverter product warranty and post-warranty obligations; (e) the company’s ability to realize its plan to avoid additional costs after the solar inverter wind-down; (f) the accuracy of the company's assumptions on which its financial statement projections are based; (g) the impact of price changes, which may result from a variety of factors; (h) the timing of orders received from customers; (i) the company’s ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (j) the company’s ability to obtain in a timely manner the materials necessary to manufacture its products; and (k) unanticipated changes to management's estimates, reserves or allowances. These and other risks are described in Advanced Energy's Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC's website at www.sec.gov. Copies may also be obtained from Advanced Energy's investor relations page at http://ir.advanced-energy.com or by contacting Advanced Energy's investor relations at 970-407-6555. Forward-looking statements are made and based on information available to the company on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. The company assumes no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31,		September 30,	December 31,
	2016	2015	2016	2016	2015

Sales:
Product	$115,885	$71,564	$107,650	$410,580	$350,834
Service	19,458	15,327	18,902	73,124	63,977
Total sales	135,343	86,891	126,552	483,704	414,811
Cost of sales:
Product	54,710	35,049	49,835	192,694	164,889
Service	9,115	9,158	10,594	37,863	33,052
Total cost of sales	63,825	44,207	60,429	230,557	197,941
Gross profit	71,518	42,684	66,123	253,147	216,870
	52.8%	49.1%	52.2%	52.3%	52.3%
Operating expenses:
Research and development	11,121	9,437	11,293	44,445	39,551
Selling, general and administrative	20,864	16,121	19,421	77,678	66,097
Amortization of intangible assets	987	1,070	1,048	4,167	4,368
Restructuring (benefit) expense	—	(117)	—	—	198
Total operating expenses	32,972	26,511	31,762	126,290	110,214
Operating income	38,546	16,173	34,361	126,857	106,656
Other income, net	81	(1,661)	(55)	1,219	(1,214)
Income from continuing operations before income taxes	38,627	14,512	34,306	128,076	105,442
Provision for income taxes	(1,809)	3,022	5,268	11,128	21,960
Income from continuing operations, net of income taxes	40,436	11,490	29,038	116,948	83,482
Income (loss) from discontinued operations, net of income taxes	3,845	24,775	1,323	10,506	(241,968)
Net income (loss)	$44,281	$36,265	$30,361	$127,454	$(158,486)

Basic weighted-average common shares outstanding	39,699	40,270	39,681	39,720	40,746
Diluted weighted-average common shares outstanding	40,029	40,601	39,967	40,031	41,077

Earnings per share:

Continuing operations:
Basic earnings per share	$1.02	$0.29	$0.73	$2.94	$2.05
Diluted earnings per share	$1.01	$0.28	$0.73	$2.92	$2.03

Discontinued operations:
Basic earnings (loss) per share	$0.10	$0.62	$0.03	$0.26	$(5.94)
Diluted earnings (loss) per share	$0.10	$0.61	$0.03	$0.26	$(5.94)

Net income:
Basic earnings (loss) per share	$1.12	$0.90	$0.77	$3.21	$(3.89)
Diluted earnings (loss) per share	$1.11	$0.89	$0.76	$3.18	$(3.89)

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31,	December 31,
	2016	2015
ASSETS	Unaudited

Current assets:
Cash and cash equivalents	$281,953	$158,443
Marketable securities	4,737	11,986
Accounts receivable, net	75,667	54,959
Inventories, net	55,770	52,573
Income taxes receivable	1,482	9,040
Other current assets	9,324	7,868
Current assets of discontinued operations	9,401	27,608
Total current assets	438,334	322,477

Property and equipment, net	13,337	9,645

Deposits and other	1,835	1,729
Goodwill and intangibles, net	70,196	76,870
Deferred income tax assets	32,197	36,217
Non-current assets of discontinued operations	15,630	15,565
Total assets	$571,529	$462,503

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$46,256	$27,246
Other accrued expenses	35,372	40,243
Current liabilities of discontinued operations	13,419	36,481
Total current liabilities	95,047	103,970

Non-current liabilities of continuing operations	63,252	67,651
Non-current liabilities of discontinued operations	21,157	27,302
Long-term liabilities	84,409	94,953

Total liabilities	179,456	198,923

Stockholders' equity	392,073	263,580
Total liabilities and stockholders' equity	$571,529	$462,503

December 31, 2015 amounts are derived from the December 31, 2015 audited Consolidated Financial Statements.

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)

	Years Ended December 31,
	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$127,454	$(158,486)
Income (loss) from discontinued operations, net of income taxes	10,506	(241,968)
Income from continuing operations, net of income taxes	116,948	83,482

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,813	8,832
Stock-based compensation expense	6,332	2,810
Provision for deferred income taxes	3,570	3,498
Non-cash reserve for potential bad debts	—	5,967
Net loss (gain) on disposal of assets	319	(1,019)
Changes in operating assets and liabilities, net of assets acquired	(8,461)	20,651
Net cash provided by operating activities from continuing operations	126,521	124,221
Net cash used in operating activities from discontinued operations	(7,857)	(19,413)
Net cash provided by operating activities	118,664	104,808
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable securities	(763)	(30,172)
Proceeds from sale of marketable securities	7,884	21,095
Acquisitions, net of cash acquired	—	(128)
Purchases of property and equipment	(6,821)	(4,014)
Net cash provided by (used in) investing activities from continuing operations	300	(13,219)
Net cash used in investing activities from discontinued operations	—	(46)
Net cash used in investing activities	300	(13,265)
CASH FLOWS FROM FINANCING ACTIVITIES:
Purchase and retirement of common stock	—	(50,000)
Proceeds from exercise of stock options	2,170	4,476
Excess tax from stock-based compensation deduction	623	(99)
Other financing activities	(4)	(4)
Net cash provided by (used in) financing activities from continuing operations	2,789	(45,627)
Net cash used in financing activities from discontinued operations	(29)	(14)
Net cash provided by (used in) financing activities	2,760	(45,641)
EFFECT OF CURRENCY TRANSLATION ON CASH	(1,927)	(1,467)
INCREASE (DECREASE ) IN CASH AND CASH EQUIVALENTS	119,797	44,435
CASH AND CASH EQUIVALENTS, beginning of period	169,720	125,285
CASH AND CASH EQUIVALENTS, end of period	289,517	169,720
Less cash and cash equivalents from discontinued operations	7,564	11,277
CASH AND CASH EQUIVALENTS FROM CONTINUING OPERATIONS, end of period	$281,953	$158,443
December 31, 2015 amounts are derived from the December 31, 2015 audited Consolidated Financial Statements.

ADVANCED ENERGY INDUSTRIES, INC.
SELECTED OTHER DATA (UNAUDITED)
(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Twelve Months Ended
	December 31,		September 30,	December 31,
	2016	2015	2016	2016	2015

Gross Profit from continuing operations, as reported	$71,518	$42,684	$66,123	$253,147	$216,870
Operating expenses from continuing operations, as reported	32,972	26,511	31,762	126,290	110,214
Adjustments:
Restructuring charges	—	117	—	—	(197)
Stock-based compensation	(2,033)	(897)	(1,301)	(6,332)	(2,810)
Amortization of intangible assets	(987)	(1,070)	(1,048)	(4,167)	(4,368)
Non-GAAP operating expenses from continuing operations	29,952	24,661	29,413	115,791	102,839
Non-GAAP operating income from continuing operations	$41,566	$18,023	$36,710	$137,356	$114,031

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended			Twelve Months Ended
	December 31,		September 30,	December 31,
	2016	2015	2016	2016	2015

Income from continuing operations, net of income taxes, as reported	$40,436	$11,490	$29,038	$116,948	$83,482
Adjustments:
Restructuring charges	—	(117)	—	—	197
Stock-based compensation	2,033	897	1,301	6,332	2,810
Amortization of intangible assets	987	1,070	1,048	4,167	4,368
Tax effect of Non-GAAP adjustments	(881)	(406)	(608)	(2,854)	(1,589)
Non-GAAP income from continuing operations, net of income taxes	$42,575	$12,934	$30,779	$124,593	$89,268

Reconciliation of Non-GAAP measure - per share earnings excluding certain items	Three Months Ended			Twelve Months Ended
	December 31,		September 30,	December 31,
	2016	2015	2016	2016	2015

Diluted earnings per share from continuing operations, as reported	$1.01	$0.28	$0.73	$2.92	$2.03
Add back:
per share impact of Non-GAAP adjustments, net of tax	0.05	0.04	0.04	0.19	0.14
Non-GAAP per share earnings from continuing operations	$1.06	$0.32	$0.77	$3.11	$2.17

Reconciliation of Q1 2017 Guidance
	Low End	High End

Revenue	$141 million	$151 million

Reconciliation of Non-GAAP operating margin
GAAP operating margin	26%	29%
Stock-based compensation	2%	1%
Amortization of intangible assets	1%	1%
Non-GAAP operating margin	29%	31%

Reconciliation of Non-GAAP earnings per share
GAAP earnings per share	$0.84	$0.94
Stock-based compensation	0.05	0.05
Amortization of intangible assets	0.03	0.03
Tax effects of excluded items	(0.02)	(0.02)
Non-GAAP earnings per share	$0.90	$1.00